SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2002

Wells Real Estate Investment Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

0-25739	58-2328421
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

Item 2.    Acquisition of Assets

NASA Buildings

On November 22, 2002, Wells REIT-Independence Square, LLC (“REIT-Independence”), a single member Georgia limited liability company wholly-owned by Wells Real Estate Investment Trust, Inc. (the “Registrant”), purchased two nine-story office buildings containing an aggregate of approximately 948,800 rentable square feet located in Washington, D.C. (the “NASA Buildings”) for a purchase price of $345,000,000, plus closing costs, from Southwest Market Limited Partnership (“Southwest”). In order to finance the acquisition of the NASA Buildings, the Registrant obtained $85,000,000 in loan proceeds by drawing down on an existing line of credit with Bank of America (“BOA”). Southwest is not in any way affiliated with the Registrant, REIT-Independence, or our advisor, Wells Capital, Inc.

The NASA Buildings were built in 1991 and 1992 and are located on a 3.58-acre tract of land at One & Two Independence Square on E. Street in Washington, D.C.

Approximately 590,689 rentable square feet in the NASA Buildings (62.3%) is currently leased to the United States of America through the U.S. General Services Administration for occupancy by the National Aeronautics and Space Administration (“NASA”). The current annual base rent payable under the NASA lease is $21,534,124.

Approximately 341,520 rentable square feet in the NASA Buildings (36.0%) is currently leased to the Office of the Comptroller of the Currency (“OCC”), an agency of the United States Government. The current annual base rent payable under the OCC lease is $12,159,948, which includes approximately $1,000,000 per year for the parking facility.

Approximately 14,920 of the remaining rentable square feet in the NASA Buildings (1.6%) is currently leased to four tenants, which account for current annual base rents payable of $121,686.

Capital One Richmond Buildings

On November 26, 2002, Wells Operating Partnership, L.P. (“Wells OP”), a Delaware limited partnership formed to acquire, own, lease and operate real properties on behalf of the Registrant, purchased two three-story office buildings from Highwoods Realty Limited Partnership (“Highwoods Realty”) and one three-story office building from Highwoods/Florida Holdings, L.P. (“Highwoods Florida”) located on a 15.25 acre tract of land in Glen Allen, Virginia (the “Capital One Richmond Buildings”) for an aggregate purchase price of $28,509,000, plus closing costs. In order to finance the acquisition of the Capital One Richmond Buildings, Wells OP obtained approximately $28,670,000 in loan proceeds by drawing down on an existing line of credit with SouthTrust Bank (“SouthTrust”). Neither Highwoods Realty nor Highwoods Florida is in any way affiliated with the Registrant, Wells OP or our advisor.

The Capital One Richmond Buildings, which are leased entirely to Capital One Services, Inc., contain an aggregate of approximately 225,220 rentable square feet and were completed in 1999. The Capital One Richmond Buildings are located at 100, 120 & 140 Eastshore Drive in Glen Allen, Henrico County, Virginia. The current aggregate annual base rent payable for the Capital One Richmond Buildings is $2,639,644.

Caterpillar Nashville Building

On November 26, 2002, Wells OP purchased all of the membership interests in 2120 West End Avenue, LLC, a Delaware limited liability company, which owned an 11-story office building located in Nashville, Tennessee (the “Caterpillar Nashville Building”) for a purchase price of $61,525,000, plus closing costs, from Highwoods/Tennessee Holdings, L.P. (“Highwoods Tennessee”). In order to finance the acquisition of the Caterpillar Nashville Buildings, Wells OP obtained $25,000,000 in loan proceeds by drawing down on an existing line of credit with BOA and approximately $33,560,000 in loan proceeds by drawing down on an existing line of credit with SouthTrust. Highwoods Tennessee is not in any way affiliated with the Registrant, Wells OP or our advisor.

2

The Caterpillar Nashville Building, which is leased to Caterpillar Financial Services Corporation, Thoughtworks, LLC and Highwoods Properties, Inc., contains approximately 312,297 rentable square feet and was completed in 2000. The Caterpillar Nashville Building is located at 2120 West End Avenue in Nashville, Davidson County, Tennessee. The current aggregate annual base rent payable by the tenants of the Caterpillar Nashville Building is $7,677,000.

Item 7.    Financial Statements and Exhibits

(a)    Financial Statements. The following financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST, INC. (Registrant)

By:	/s/ Leo F. Wells, III
Leo F. Wells, III President
Date:    December 6, 2002

4

Report of Independent Auditors

Shareholders and Board of Directors
Wells Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the NASA Buildings for the year ended December 31, 2001. This statement is the responsibility of the NASA Buildings’ management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the NASA Buildings’ revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the NASA Buildings for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Atlanta, Georgia
November 26, 2002

NASA Buildings

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2001 and the nine months ended September 30, 2002

	2002	2001
	(Unaudited)
Revenues:
Base rent	$25,179,213	$33,637,808
Tenant reimbursements	1,703,365	2,586,032

Total revenues	26,882,578	36,223,840
Operating expenses	7,761,014	10,200,082

Revenues over certain operating expenses	$19,121,564	$26,023,758

See accompanying notes.

NASA Buildings

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2001 and the nine months ended September 30, 2002

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Description of Real Estate Property Acquired

On November 22, 2002, Wells REIT-Independence Square, LLC (“the Company”) acquired the NASA Buildings from Southwest Market Limited Partnership (“Southwest Market”). The Company, a Georgia limited liability company, was created on November 22, 2002 by Wells Real Estate Investment Trust, Inc., a Maryland corporation, the sole member of the Company.

The two, nine-story buildings contain 948,813 square feet of net rentable area and are leased to six tenants, including the National Aeronautics and Space Administration (“NASA”) and The Office of the Comptroller of the Currency (“OCC”), which occupy a total of 932,209 square feet. The remaining square footage is leased to several retail tenants under lease agreements that expire over the next eight years. NASA occupies 590,689 square feet under a gross lease (“NASA Lease”) that commenced in July 1992 and expires in July 2012. OCC occupies 341,520 square feet under a lease (“OCC Lease”) that commenced in May 1991 and expires in May 2006. Southwest Market’s interests in the NASA Lease, the OCC Lease and other retail lease agreements were assigned to the Company upon the acquisition of the NASA Buildings.

Under the NASA Lease, the tenant is required pay, as adjusted rent, its share of increases in real estate taxes and changes in costs from the first lease year for cleaning services, supplies, materials, maintenance, trash removal, landscaping, sewer charges and certain administrative expenses attributable to occupancy. The amount of the adjustment will be computed using the Cost of Living Index. Under the OCC Lease, the tenant is required to pay, as additional rent, its share of increases in real estate taxes and changes in costs from the first lease year for, including but not limited to, cleaning services, electricity, heating, water, air conditioning and landscaping. The Company will be responsible for maintaining and repairing the NASA Buildings’ roof, foundations, common areas, electrical systems and mechanical systems.

Rental Revenues

Rental income is recognized on a straight-line basis over the terms of the leases.

2.    BASIS OF ACCOUNTING

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, these statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as depreciation and interest. Therefore, these statements are not comparable to the statement of operations of the NASA Buildings after their acquisition by the Company.

NASA Buildings

Notes to Statements of Revenues Over Certain Operating Expenses
(continued)

3.    FUTURE MINIMUM RENTAL COMMITMENTS

Future minimum rental commitments for the years ended December 31 are as follows:

2002	$ 32,856,309
2003	32,875,773
2004	32,987,740
2005	33,104,624
2006	26,008,009
Thereafter	117,928,136

$275,760,591

4.    INTERIM UNAUDITED FINANCIAL INFORMATION

The statement of revenues over certain operating expenses for the nine months ended September 30, 2002 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Report of Independent Auditors

Shareholders and Board of Directors
Wells Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Caterpillar Nashville Building for the year ended December 31, 2001. This statement is the responsibility of the Caterpillar Nashville Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Caterpillar Nashville Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Caterpillar Nashville Building for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Atlanta, Georgia
November 26, 2002

Caterpillar Nashville Building

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2001 and the nine months ended September 30, 2002

	2002	2001
	(Unaudited)
Revenues:
Base rent	$5,922,277	$7,896,370
Tenant reimbursements	357,722	379,662

Total revenues	6,279,999	8,276,032

Operating expenses	1,910,316	2,565,309

Revenues over certain operating expenses	$4,369,683	$5,710,723

See accompanying notes.

Caterpillar Nashville Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2001 and the nine months ended September 30, 2002

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Description of Real Estate Property Acquired

On November 26, 2002, the Wells Operating Partnership, L.P. (“Wells OP”) acquired the Caterpillar Nashville Building from Highwoods/Tennessee Holdings, LP. (“Highwoods/Tennessee”). Wells OP is a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP.

The 312,297 square foot, 11-story Caterpillar Nashville Building is 100% leased to three tenants, Caterpillar Financial Services Corporation (“Caterpillar”), Thoughtworks, LLC (“Thoughtworks”) and Highwoods Properties, Inc. (“Highwoods”). Caterpillar currently occupies 300,901 square feet under a gross lease (“Caterpillar Lease”) that commenced in March 2000 and expires in February 2015. Thoughtworks currently occupies 6,400 square feet under a gross lease (“Thoughtworks Lease”) that commenced in May 2000 and expires in May 2005. Highwoods currently occupies 4,996 square feet under a gross lease (“Highwoods Lease”) that commenced in October 2000 and expires in September 2005. Highwoods/Tennessee’s interests in the Caterpillar Lease, Thoughtworks Lease and Highwoods Lease were assigned to Wells OP upon acquisition of the Caterpillar Nashville Building.

Under the Caterpillar Lease, the Thoughtworks Lease and the Highwoods Lease, the tenants are required to pay, as additional rent, all operating costs in excess of a $6.50 per square foot expense stop. Under the Caterpillar Lease, Caterpillar’s responsibility for increases in expenses other than insurance, taxes and utilities is capped at 4.5% annually. Furthermore, Caterpillar will reimburse the landlord a management fee equal to 4% of gross rental receipts. Wells OP will be responsible for the maintenance and repair of the structural elements of the building and the capital repairs and replacement of the roof.

Rental Revenues

Rental income is recognized on a straight-line basis over the terms of the leases.

2.    BASIS OF ACCOUNTING

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, these statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as depreciation and interest. Therefore, these statements are not comparable to the statement of operations of the Caterpillar Nashville Building after its acquisition by Wells OP.

Caterpillar Nashville Building

Statements of Revenues Over Certain Operating Expenses
(continued)

3.    FUTURE MINIMUM RENTAL COMMITMENTS

Future minimum rental commitments for the years ended December 31 are as follows:

2002	$ 7,673,511
2003	7,680,935
2004	7,688,516
2005	7,808,282
2006	7,685,012
Thereafter	64,265,433

$102,801,689

4.    INTERIM UNAUDITED FINANCIAL INFORMATION

The statement of revenues over certain operating expenses for the nine months ended September 30, 2002 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Investment Trust, Inc., a Maryland corporation (the “Wells REIT”), included in its annual report on Form 10-K for the year ended December 31, 2001 and quarterly report on Form 10-Q for the period ended September 30, 2002. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various Form 8-Ks filed in the previous two years.

The following unaudited pro forma balance sheet as of September 30, 2002 has been prepared to give effect to the fourth quarter 2002 acquisitions of the NASA Buildings by the Wells REIT and the Caterpillar Nashville Building and the Capital One Richmond Buildings by Wells OP (collectively, the “Recent Acquisitions”) as if the acquisitions occurred on September 30, 2002.

The following unaudited pro forma statement of income for the nine months ended September 30, 2002 has been prepared to give effect to the first, second and third quarter 2002 acquisitions of the Vertex Sarasota Building (formerly Arthur Andersen Building), the Transocean Houston Building, the Novartis Atlanta Building, the Dana Corporation Buildings, the Travelers Express Denver Buildings, the Agilent Atlanta Building, the BellSouth Ft. Lauderdale Building, the Experian/TRW Buildings, the Agilent Boston Building, the TRW Denver Building, the MFS Phoenix Building, the ISS Atlanta Buildings, the PacifiCare San Antonio Building, the BMG Greenville Buildings, the Kraft Atlanta Building, the Nokia Dallas Buildings, the IRS Long Island Buildings, the KeyBank Parsippany Building, the Allstate Indianapolis Building, the Federal Express Colorado Springs Building, the EDS Des Moines Building, the Intuit Dallas Building, the Daimler Chrysler Dallas Building (collectively, the “2002 Acquisitions”) and the Recent Acquisitions as if the acquisitions occurred on January 1, 2001. The Kerr McGee Property and the AmeriCredit Phoenix Property had no operations during the nine months ended September 30, 2002.

The following unaudited pro forma statement of income for the year ended December 31, 2001 has been prepared to give effect to the 2001 acquisitions of the Comdata Building, the AmeriCredit Building, the State Street Bank Building, the IKON Buildings, the Ingram Micro Building, the Lucent Building, the ADIC Buildings, the Convergys Building, the Windy Point Buildings (collectively, the “2001 Acquisitions”), the 2002 Acquisitions and the Recent Acquisitions as if the acquisitions occurred on January 1, 2001. The Nissan Property, the Travelers Express Denver Buildings, the Kerr McGee Property, the AmeriCredit Phoenix Property and the EDS Des Moines Building had no operations during 2001.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells REIT. As the sole general partner of Wells OP, the Wells REIT possesses full legal control and authority over the operations of Wells OP. Accordingly, the accounts of Wells OP are consolidated with the accompanying pro forma financial statements of the Wells REIT.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the 2001 Acquisitions, 2002 Acquisitions and the Recent Acquisitions been consummated as of January 1, 2001.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2002

(Unaudited)

ASSETS

	Wells Real Estate Investment Trust, Inc. (f)	Pro Forma Adjustments								Pro Forma Total
		Other		Recent Acquisitions
				NASA		Caterpillar Nashville		Capital One Richmond
REAL ESTATE ASSETS, at cost:
Land	$164,190,412	$0		$34,500,000	(c)	$4,900,000	(c)	$2,855,000	(c)	$207,520,392
				1,067,468	(d)	7,512	(d)	0
Buildings, less accumulated depreciation of $47,999,655	1,171,793,037	0		314,665,776	(c)	56,861,000	(c)	25,779,345	(c)	1,578,922,438
				820,631	(d)	87,172	(e)	0
				8,915,477	(e)
Construction in progress	28,500,195	0		0		0		0		28,500,195

Total real estate assets	1,364,483,644	0		359,969,352		61,855,684		28,634,345		1,814,943,025

CASH AND CASH EQUIVALENTS	143,911,852	206,602,229	(a)	(264,165,776	)(c)	(2,312,755	)(c)	0		76,804,472
		(7,231,078	)(b)
INVESTMENT IN JOINT VENTURES	75,388,348	0		0		0		0		75,388,348

INVESTMENT IN BONDS	54,500,000	0		0		0		0		54,500,000

ACCOUNTS RECEIVABLE	12,018,601	0		0		0		0		12,018,601

DEFERRED LEASE ACQUISITION COSTS, NET	1,712,541	0		0		0		0		1,712,541

DEFERRED PROJECT COSTS	5,963,370	7,231,078	(b)	(10,803,576	)(d)	(94,684	) (d)	0		2,296,188

DEFERRED OFFERING COSTS	3,537,361	0		0		0		0		3,537,361

DUE FROM AFFILIATES	2,185,436	0		0		0		0		2,185,436

NOTE RECEIVABLE	4,965,838	0		0		0		0		4,965,838

PREPAID EXPENSES AND OTHER ASSETS, NET	2,597,110	0		0		0		37,764	(c)	2,634,874

Total assets	$1,671,264,101	$206,602,229		$85,000,000		$59,448,245		$28,672,109		$2,050,986,684

LIABILITIES AND SHAREHOLDERS’ EQUITY

	Wells Real Estate Investment Trust, Inc. (f)	Pro Forma Adjustments								Pro Forma Total
		Other		Recent Acquisitions
				NASA		Caterpillar Nashville		Capital One Richmond

LIABILITIES:
Accounts payable and accrued expenses	$17,538,820	$0		$0		$881,644	(c)	$0		$18,420,464
Notes payable	35,829,293	0		85,000,000	(c)	58,566,601	(c)	28,672,109	(c)	208,068,003
Obligations under capital lease	54,500,000	0		0		0		0		54,500,000
Dividends payable	10,209,306	0		0		0		0		10,209,306
Due to affiliates	4,379,745	0		0		0		0		4,379,745
Deferred rental income	7,893,930	0		0		0		0		7,893,930

Total liabilities	130,351,094	0		85,000,000		59,448,245		28,672,109		303,471,448

COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST OF UNIT HOLDER IN OPERATING PARTNERSHIP	200,000	0		0		0		0		200,000

SHAREHOLDERS’ EQUITY:
Common shares, $.01 par value; 750,000,000 shares authorized, 182,608,517 shares issued and 180,891,792 outstanding at September 30, 2002	1,826,086	206,602	(a)	0		0		0		2,032,688
Additional paid-in capital	1,621,376,451	206,395,627	(a)	0		0		0		1,827,772,078
Cumulative distributions in excess of earnings	(64,907,241)	0		0		0		0		(64,907,241)
Treasury stock, at cost, 1,716,725 shares	(17,167,254)	0		0		0		0		(17,167,254)
Other comprehensive loss	(415,035)	0		0		0		0		(415,035)

Total shareholders’ equity	1,540,713,007	206,602,229		0		0		0		1,747,315,236

Total liabilities and shareholders’ equity	$1,671,264,101	$206,602,229		$85,000,000		$59,448,245		$28,672,109		$2,050,986,684

(a)	Reflects capital raised through issuance of additional shares subsequent to September 30, 2002 through Capital One Richmond acquisition date.

(b)	Reflects deferred project costs capitalized as a result of additional capital raised described in note (a) above.

(c)	Reflects Wells Real Estate Investment Trust, Inc.’s purchase price for the land, building and liabilities assumed.

(d)	Reflects deferred project costs applied to the land and building at approximately 4.07% of the cash paid for purchase.

(e)	Reflects deferred project costs applied to the land and building at approximately 4.094% of the cash paid for purchase.

(f)	Historical financial information derived from quarterly report on Form 10-Q.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2001

(Unaudited)

	Wells Real Estate Investment Trust, Inc. (g)	Pro Forma Adjustments										Pro Forma Total
		2001 Acquisitions		2002 Acquisitions		Recent Acquisitions
						NASA		Caterpillar Nashville		Capital One Richmond

REVENUES:
Rental income	$44,204,279	$11,349,076	(a)	$54,615,521	(a)	$34,603,317	(a)	$7,970,097	(a)	$2,744,112	(a)	$155,486,402
Equity in income of joint ventures	3,720,959	1,111,850	(b)	0		0		0		0		4,832,809
Interest income	1,246,064	0		0		0		0		0		1,246,064
Take out fee	137,500	0		0		0		0		0		137,500

	49,308,802	12,460,926		54,615,521		34,603,317		7,970,097		2,744,112		161,702,775

EXPENSES:
Depreciation	15,344,801	5,772,761	(c)	22,487,278	(c)	12,976,075	(c)	2,277,927	(c)	1,031,174	(c)	59,890,016
Interest	3,411,210	0		0		4,664,800	(f)	3,214,135	(f)	1,573,525	(f)	12,863,670
Operating costs, net of reimbursements	4,128,883	2,854,275	(d)	3,668,343	(d)	7,614,050	(d)	2,014,828	(d)	0		20,280,379
Management and leasing fees	2,507,188	510,708	(e)	2,250,455	(e)	0		358,654	(e)	123,485	(e)	5,750,490
General and administrative	973,785	0		0		0		0		0		973,785
Amortization of deferred financing costs	770,192	0		0		0		0		0		770,192
Legal and accounting	448,776	0		0		0		0		0		448,776

	27,584,835	9,137,744		28,406,076		25,254,925		7,865,544		2,728,184		100,977,308

NET INCOME	$21,723,967	$3,323,182		$26,209,445		$9,348,392		$104,553		$15,928		$60,725,467

EARNINGS PER SHARE, basic and diluted	$0.43											$0.30

WEIGHTED AVERAGE SHARES, basic and diluted	50,520,853											201,302,216

(a)	Rental income is recognized on a straight-line basis.

(b)
Reflects Wells Real Estate Investment Trust, Inc.’s equity in income of Wells XII-REIT Joint Venture related to the acquisition of the Comdata Building and equity in income of Wells XIII-REIT Joint Venture related to the acquisition of the AmeriCredit Building and the ADIC Buildings.

(c)	Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.

(d)	Consists of operating expenses, net of reimbursements.

(e)	Management and leasing fees are calculated at 4.5% of rental income.

(f)	Represents interest expense on lines of credit used to acquire the properties, which bear interest at approximately 5.488% for the year ended December 31, 2001.

(g)	Historical financial information derived from annual report on Form 10-K.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002

(Unaudited)

	Wells Real Estate Investment Trust, Inc. (f)	Pro Forma Adjustments								Pro Forma Total
		2002 Acquisitions		Recent Acquisitions
				NASA		Caterpillar Nashville		Capital One Richmond

REVENUES:
Rental income	$66,120,992	$42,103,180	(a)	$25,903,344	(a)	$5,977,573	(a)	$2,058,084	(a)	$142,163,173
Equity in income of joint ventures	3,738,045	0		0		0		0		3,738,045
Interest income	4,547,040	0		0		0		0		4,547,040
Take out fee	134,666	0		0		0		0		134,666

	74,540,743	42,103,180		25,903,344		5,977,573		2,058,084		150,582,924

EXPENSES:
Depreciation	23,185,201	15,039,449	(b)	9,732,057	(b)	1,708,445	(b)	773,380	(b)	50,438,532
Interest	1,478,333	0		2,620,763	(e)	1,805,755	(e)	884,033	(e)	6,788,884
Operating costs, net of reimbursements	4,254,882	3,410,341	(c)	6,057,649	(c)	1,412,091	(c)	0		15,134,963
Management and leasing fees	3,348,210	1,697,775	(d)	0		268,991	(d)	92,614	(d)	5,407,590
General and administrative	1,866,042	0		0		0		0		1,866,042
Amortization of deferred financing costs	586,822	0		0		0		0		586,822

	34,719,490	20,147,565		18,410,469		5,195,282		1,750,027		80,222,833

NET INCOME	$39,821,253	$21,955,615		$7,492,875		$782,291		$308,057		$70,360,091

EARNINGS PER SHARE, basic and diluted	$0.31									$0.35

WEIGHTED AVERAGE SHARES, basic and diluted	128,541,432									201,302,216

(a)	Rental income is recognized on a straight-line basis.

(b)	Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.

(c)	Consists of operating expenses, net of reimbursements.

(d)	Management and leasing fees are calculated at 4.5% of rental income.

(e)	Represents interest expense on lines of credit used to acquire the properties, which bear interest at approximately 4.111% for the nine months ended September 30, 2002.

(f)	Historical financial information derived from quarterly report on Form 10-Q.

The accompanying notes are an integral part of this statement.